Exhibit 99.2

Non-GAAP Financial Measures

The non-GAAP presentations of Adjusted EBITDA, Hotel EBITDA and AFFO in the Current Report on Form 8-K of Ashford Hospitality Trust, Inc. (“Ashford Trust”) to which this Exhibit 99.2 is attached are made to help investors in evaluating the operating performance of the Ashford Hospitality Prime, Inc. and subsidiaries (“Ashford Prime”).

EBITDA is defined as net income (loss) attributable to Ashford Prime or the Ashford Prime Hotels, as applicable, before interest expense and amortization of loan costs, interest income other than interest from mezzanine loans, income taxes and depreciation and amortization. Adjusted EBITDA is adjusted to exclude certain additional items such as write-off of loan costs and exit fees, non-cash items, and various other items which are detailed in the following tables. Also presented is Hotel EBITDA on a combined and on a property-by-property basis. Hotel EBITDA is Adjusted EBITDA for the combined hotel properties or each hotel property, as applicable, before corporate general and administrative expense, before corporate property taxes, insurance and other items and after other adjustments shown in the following table. EBITDA, Adjusted EBITDA and Hotel EBITDA exclude amounts attributable to the portion of our joint venture owned by the third party. Adjusted EBITDA and Hotel EBITDA are presented in this report because Ashford Trust believes they reflect more accurately the ongoing performance of the hotel assets and other investments and provide more useful information to investors as they are indicators of the ability of Ashford Prime or the Ashford Prime Hotels, as applicable, to meet applicable future debt payment requirements, working capital requirements and they provide an overall evaluation of the financial condition of Ashford Prime and subsidiaries or the Ashford Prime Hotels, as applicable. Ashford Trust also believes, with respect to Hotel EBITDA, that property-level results provide investors with supplemental information on the ongoing operational performance of the Ashford Prime Hotels and effectiveness of the management companies operating the business on a property-level basis. Adjusted EBITDA and Hotel EBITDA as calculated by Ashford Trust may not be comparable to Adjusted EBITDA and Hotel EBITDA reported by other companies that do not define EBITDA, Adjusted EBITDA and Hotel EBITDA exactly as Ashford Trust defines the terms. EBITDA, Adjusted EBITDA and Hotel EBITDA do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as determined by GAAP as an indicator of liquidity.

The following table reconciles net loss to EBITDA and Adjusted EBITDA on an historical basis for the Ashford Prime Hotels and a pro forma basis for Ashford Prime and subsidiaries (in thousands) (unaudited):

	Three Months Ended March 31,			Year Ended December 31,
	Pro Forma	Historical		Pro Forma	Historical
	2013	2013	2012	2012	2012	2011	2010
Net loss	$(4,963)	$(5,326)	$(4,889)	$(5,001)	$(3,793)	$(363)	$(18,936)
(Income) loss from consolidated entities attributable to noncontrolling interests	704	704	122	(752)	(752)	989	2,065
Loss attributable to redeemable noncontrolling interests in operating partnership	851	—	—	1,151	—	—	—

Net income (loss) attributable to the Company	(3,408)	(4,622)	(4,767)	(4,602)	(4,545)	626	(16,871)
Interest expense and amortization of loan costs(1)	9,545	7,503	7,469	38,173	29,917	30,119	30,240
Depreciation and amortization(1)	9,667	6,670	6,831	38,613	26,625	26,659	27,727
Income tax expense	876	619	1,096	5,268	4,384	2,636	628
Interest income(1)	(132)	(10)	(5)	(86)	(28)	(22)	(77)

EBITDA	16,548	10,160	10,624	77,366	56,353	60,018	41,647
Amortization of unfavorable management contract liability	(385)	(40)	(37)	(1,538)	(158)	(158)	(158)
Write-off of loan costs and exit fees, net	1,971	1,971	—	—	—	—	—
Unrealized loss on derivatives	31	31	—	—	—	—	28
Other income(2)	—	—	—	—	—	(9,673)	—

Adjusted EBITDA	$18,165	$12,122	$10,587	$75,828	$56,195	$50,187	$41,517

(1)	Net of adjustments for noncontrolling interests in consolidated entities.
(2)	Other income recognized for the acquisition of 11% ownership interest in an entity obtained as a result of a dispute resolution.

The following table further reconciles Adjusted EBITDA to Hotel EBITDA on an historical basis for the Ashford Prime Hotels and a pro forma basis for Ashford Prime and subsidiaries (in thousands) (unaudited):

	Three Months Ended March 31,			Year Ended December 31,
	Pro Forma	Historical		Pro Forma	Historical
	2013	2013	2012	2012	2012	2011	2010
Adjusted EBITDA	$18,165	$12,122	$10,587	$75,825	$56,195	$50,187	$41,517
EBITDA adjustments attributable to JV partner	1,168	1,168	1,074	4,250	4,250	4,840	5,265
Income (loss) from consolidated entities attributable to non-controlling interest	(704)	(704)	(122)	752	752	(989)	(2,065)

Adjusted EBITDA (including amounts attributable to noncontrolling interest)	18,629	12,586	11,539	80,830	61,197	54,038	44,717
Allocated corporate general and administrative	4,360	3,779	2,659	12,514	10,847	9,613	7,986
Allocated corporate property taxes, insurance, and other	163	142	113	888	838	1,279	400
Courtyard Philadelphia Downtown adjustment from triple net lease(1)	—	—	—	—	—	1,204	(196)
Unfavorable contract liability	385	40	36	1,538	158	158	158

Hotel EBITDA (including amounts attributable to noncontrolling interest	23,532	16,547	14,347	95,770	73,040	66,292	53,065
Less: Hotel EBITDA attributable to noncontrolling interest	(1,356)	(1,357)	(1,305)	(6,071)	(6,046)	(6,753)	(5,320)

Hotel EBITDA	$22,181	$15,190	$13,042	$89,699	$66,994	$59,539	$47,745

(1)	Includes operations for Courtyard Philadelphia Downtown as opposed to triple net lease through December 1, 2011.

The following table reconciles hotel-level net income (loss) to Hotel EBITDA on a property-by-property basis for each of the Ashford Prime Hotels and on a corporate basis, in each case for the three months ended March 31, 2013 (in thousands) (unaudited):

	Three Months Ended March 31, 2013
	The Capital Hilton	Hilton La Jolla Torrey Pines	Courtyard San Francisco Downtown	Courtyard Seattle Downtown	Marriott Plano Legacy Town Center	Seattle Marriott Waterfront	Renaissance Tampa International Plaza	Courtyard Philadelphia Downtown	Hotel Total	Corporate / Allocated(1)	Ashford Hospitality Prime, Inc.
Net income (loss) attributable to the Company	$1,316	$192	$1,700	$340	$1,610	$720	$1,437	$623	$7,938	$(12,560)	$(4,622)
Income from consolidated entities attributable to non-controlling interest	469	87	—	—	—	—	—	—	556	(1,260)	(704)

Net income (loss)	1,785	279	1,700	340	1,610	720	1,437	623	8,494	(13,820)	(5,326)
Non Property Adjustments	—	—	—	—	—	—	—	—	—	7,104	7,104
Interest income	—	—	(1)	—	—	—	—	(1)	(2)	(8)	(10)
Interest expense	—	—	—	—	—	—	—	512	512	6,983	7,495
Amortization of loan costs	—	—	—	—	—	—	—	8	8	—	8
Depreciation and amortization	1,890	1,387	579	460	871	925	549	789	7,450	(780)	6,670
Income tax expense	49	49	—	—	—	—	—	—	98	521	619
Non-Hotel EBITDA ownership expense	(14)	1	—	—	—	—	—	—	(13)	—	(13)

Hotel EBITDA (including amounts attributable to non-controlling interest)	$3,710	$1,716	$2,278	$800	$2,481	$1,645	$1,986	$1,931	$16,547	$—	$16,547
Less Hotel EBITDA attributable to noncontrolling interest	(928)	(429)	—	—	—	—	—	—	(1,357)	—	(1,357)

Hotel EBITDA attributable to the Company	$2,782	$1,287	$2,278	$800	$2,481	$1,645	$1,986	$1,931	$15,190	$—	$15,190

(1)	Represents expenses not recorded at the individual hotel property level.

The following table reconciles hotel-level net income (loss) to Hotel EBITDA on a property-by-property basis for each of the Ashford Prime Hotels and on a corporate basis, in each case for the year ended December 31, 2012 (in thousands) (unaudited):

	Year Ended December 31, 2012
	The Capital Hilton	Hilton La Jolla Torrey Pines	Courtyard San Francisco Downtown	Courtyard Seattle Downtown	Marriott Plano Legacy Town Center	Seattle Marriott Waterfront	Renaissance Tampa International Plaza	Courtyard Philadelphia Downtown	Hotel Total	Corporate / Allocated(1)	Ashford Hospitality Prime, Inc.
Net income (loss) attributable to the Company	$5,144	$2,592	$7,363	$3,037	$5,045	$6,724	$2,950	$4,337	$37,192	$(41,737)	$(4,545)
Income from consolidated entities attributable to non-controlling interest	1,824	966	—	—	—	—	—	—	2,790	(2,038)	752

Net income (loss)	6,968	3,558	7,363	3,037	5,045	6,724	2,950	4,337	39,982	(43,775)	(3,793)
Non Property Adjustments	—	—	—	—	—	—	—	—	—	15,583	15,583
Interest income	(1)	(2)	(3)	(1)	(1)	(2)	—	(2)	(12)	(16)	(28)
Interest expense	—	—	—	—	—	—	—	2,096	2,096	27,788	29,884
Amortization of loan costs	—	—	—	—	—	—	—	33	33	—	33
Depreciation and amortization	7,474	4,855	2,773	1,778	3,338	3,783	2,193	3,356	29,550	(2,925)	26,625
Income tax expense	572	484	—	—	—	—	—	(17)	1,039	3,345	4,384
Non-Hotel EBITDA ownership expense	272	3	2	46	10	16	1	2	352	—	352

Hotel EBITDA (including amounts attributable to non-controlling interest)	$15,285	$8,898	$10,135	$4,860	$8,392	$10,521	$5,144	$9,805	$73,040	$—	$73,040
Less Hotel EBITDA attributable to noncontrolling interest	(3,821)	(2,225)	—	—	—	—	—	—	(6,046)	—	(6,046)

Hotel EBITDA attributable to the Company	$11,464	$6,673	$10,135	$4,860	$8,392	$10,521	$5,144	$9,805	$66,994	$—	$66,994

(1)	Represents expenses not recorded at the individual hotel property level.

Ashford Trust calculates FFO available to common stockholders and AFFO available to common stockholders in the following table. FFO is calculated on the basis defined by the National Association of Real Estate Investment Trusts (“NAREIT”), which is net income (loss) attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses on sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets. NAREIT developed FFO as a relative measure of performance of an equity REIT to recognize that income-producing real estate historically has not depreciated on the basis determined by GAAP. The calculation of AFFO excludes write-off of loan costs and exit fees, non-cash items, and various other items as detailed in the following table. FFO and AFFO exclude amounts attributable to the portion of a partnership owned by the third party. Ashford Trust considers FFO and AFFO to be appropriate measures of the ongoing normalized operating performance as a REIT. We compute FFO in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that either do not define the term in accordance with the current NAREIT definition or interpret the NAREIT definition differently than us. FFO and AFFO do not represent cash generated from operating activities as determined by GAAP and should not be considered as an alternative to GAAP net income or loss as an indication of financial performance or GAAP cash flows from operating activities as a measure of liquidity. FFO and AFFO are also not indicative of funds available to satisfy cash needs, including the ability to make cash distributions. However, to facilitate a clear understanding of historical operating results, we believe that FFO and AFFO should be considered along with net income or loss and cash flows reported.

The following table reconciles net loss to FFO and AFFO on an historical basis for the Ashford Prime Hotels and on a pro forma basis for Ashford Prime and subsidiaries (in thousands) (unaudited):

	Three Months Ended March 31,			Year Ended December 31,
	Pro Forma	Historical		Pro Forma	Historical
	2013	2013	2012	2012	2012	2011	2010
Net loss	$(4,963)	$(5,326)	$(4,889)	$(5,001)	$(3,793)	$(363)	$(18,936)
(Income) loss from consolidated entities attributable to noncontrolling interests	704	704	122	(752)	(752)	989	2,065
Loss attributable to redeemable noncontrolling interests in operating partnership	851	—	—	1,151	—	—	—

Net income (loss) attributable to common stockholders	(3,408)	(4,622)	(4,767)	(4,602)	(4,545)	626	(16,871)
Depreciation and amortization on real estate(1)	9,667	6,670	6,831	38,613	26,625	26,659	27,727

FFO available to common stockholders	6,259	2,048	2,064	34,011	22,080	27,285	10,856
Write-off of loan costs and exit fees, net	1,971	1,971	—	—	—	—	—
Other income(2)	—	—	—	—	—	(9,673)	—
Unrealized loss on derivatives	31	31	—	—	—	—	28

AFFO available to common stockholders	$8,261	$4,050	$2,064	$34,011	$22,080	$17,612	$10,884

(1)	Net of adjustments for noncontrolling interests in consolidated entities.
(2)	Other income recognized for the acquisition of 11% ownership interest in an entity as a result of a dispute resolution.

The following tables reconcile hotel-level net income (loss) to Hotel EBITDA on a property-by-property basis for the two hotel properties subject to the option agreements for the year ended December 31, 2012 and the three months ended March 31, 2013 (in thousands) (unaudited):

	Year Ended December 31, 2012
	Pier House Resort	Crystal Gateway Marriott
Net income (loss)	$2,170	$10,141
Interest income	(47)	(9)
Interest expense	1,626	—
Depreciation and amortization	1,489	5,836
Management fee adjustment(1)	374	—
Non-Hotel EBITDA ownership expense	284	4

Hotel EBITDA	$5,896	$15,972

	Three Months Ended March 31, 2013
	Pier House Resort	Crystal Gateway Marriott
Net income (loss)	$1,599	$2,508
Interest income	—	(1)
Interest expense	423	—
Depreciation and amortization	373	1,115
Management fee adjustment(1)	119	—
Non-Hotel EBITDA ownership expense	70	—

Hotel EBITDA	$2,584	$3,622

(1)	Represents a contractual adjustment to management fees for differences between the management fee the seller was obligated to pay and the management fee we contracted to pay.

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